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                                                                EXHIBIT 23(a)



                          [MATTHEWS, CARTER AND BOYCE]



                       CONSENT OF INDEPENDENT ACCOUNTANTS


As independent accountants, we hereby consent to the incorporation by reference in the registration statement on Form S-8 of our report dated February 7, 1997 incorporated by reference in Allied Capital Lending Corporation's Form 10-K for the year ended December 31, 1996.


                                           /s/  MATTHEWS, CARTER AND BOYCE
McLean, Virginia
July 2, 1997